UNITED STATES

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. _____)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

(Name of Registrant as Specified in its Charter)

 (Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of

Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 240.0-11.

(1)	Title of each class of securities to which transaction applies: _______________

(2)	Aggregate number of securities to which transaction applies: _______________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 240.0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________________

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: _________________________________________________

(2)	Form, Schedule or Registration Statement No.: __________________________________

(3)	Filing Party: ____________________________________________________________

(4)	Date Filed: _____________________________________________________________

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

101 Munson Street

Greenfield, MA 01301-9668

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on May 21, 2020

Notice is hereby given to the shareholders of Duff & Phelps Select MLP and Midstream Energy Fund Inc., a Maryland Corporation (the “Fund”), that the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) will be held at the offices of Virtus Investment Partners, Inc., One Financial Plaza, Hartford, CT 06103*, on May 21, 2020 at 9:00 a.m. (Eastern Time). The Annual Meeting is being held for the following purposes:

1.	To approve the liquidation and dissolution of the Fund pursuant to a Plan of Liquidation, the form of which is attached as Exhibit A to the proxy statement accompanying this notice.

2.	To elect directors of the Fund in the following manner:

a.	Elect Donald C. Burke as a Class II director (“Proposal 2a”);
b.	Elect Sidney E. Harris as a Class II director (“Proposal 2b”);
c.	Elect John R. Mallin as a Class II director (“Proposal 2c”);
d.	Elect James M. Oates as a Class II director (“Proposal 2d”).

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF DIRECTORS (THE “BOARD”) OF THE FUND, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL IN THIS PROXY.

The Board has fixed the close of business on April 1, 2020 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided, or vote via the Internet or telephone, so you will be represented at the Annual Meeting.

By order of the Board,

Jennifer S. Fromm

Secretary

Duff & Phelps Select MLP and Midstream Energy Fund Inc.

Hartford, Connecticut

April 15, 2020

* Special COVID-19 Note: We are monitoring the emerging public health impact of the coronavirus outbreak (COVID-19). The health and well-being of our employees, directors and stockholders are important. If public health developments warrant, we may determine it is necessary or appropriate to offer, or completely switch to, a virtual meeting format. Any such change will be announced in advance through a press release and the filing of additional proxy materials with the U.S. Securities and Exchange Commission. As always, we encourage you to vote your shares prior to the Annual Meeting.

 IMPORTANT:

Shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, even if you plan to attend the Annual Meeting. Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote by mail, please complete, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Annual Meeting and elect to vote in person.

Instructions for signing proxy cards

The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds of validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All other accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Registrations (1) ABC Corp. (2) ABC Corp. (3) ABC Corp. c/o John Doe, Treasurer (4) ABC Corp. Profit Sharing Plan	Valid Signature (1) ABC Corp. (2) John Doe, Treasurer (3) John Doe (4) John Doe, Trustee
Partnership Accounts	(1) The XYZ partnership (2) Smith and Jones, limited partnership	(1) Jane B. Smith, Partner (2) Jane B. Smith, General Partner
Trust Accounts	(1) ABC Trust (2) Jane B. Doe, Trustee u/t/d 12/28/78	(1) Jane B. Doe, Trustee (2) Jane B. Doe
Custodial or Estate Accounts	(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA (2) Estate of John B. Smith	(1) John B. Smith (2) John B. Smith, Jr., Executor

101 Munson St., Ste. 104 | Greenfield, MA 01301 | 800.243.1574 | Virtus.com

April 15, 2020

Dear Fund Shareholder:

The enclosed proxy statement relates in part to the proposed liquidation and dissolution of Duff & Phelps Select MLP and Midstream Energy Fund Inc. (the “Fund”). The liquidation and dissolution of the Fund requires shareholder approval, so we have added this item to the agenda for the Fund’s annual shareholder meeting which is scheduled for May 21, 2020 (the “Annual Meeting”), so that shareholders may vote on the proposal in as timely a manner as possible.

Dissolution of the Fund is not an outcome any of us hoped for. However, in light of the unprecedented and sustained downturn in the markets and specifically in the sector in which the Fund invests, after consulting with the Fund’s management team, the Fund’s Board of Directors (the “Board”) has determined that it is advisable and in the best interest of shareholders to liquidate the Fund. It is important that you vote your shares so that we will have the ability to liquidate and dissolve the Fund in an orderly manner and without undue costs to shareholders.

In addition to the dissolution proposal, the proxy also contains proposals to elect directors. Although this may seem unnecessary if the Fund has to dissolve, the Board’s continued oversight is important to the winding up of the Fund.

Your vote is important

Please review the detailed proxy statement that follows this letter. Even if you plan to attend the meeting, please promptly complete, date, sign and return the enclosed proxy card(s) in order to avoid the expense of additional mailings or contacting you by telephone. You may also vote by telephone by calling the number indicated on your proxy card, or via the Internet.

Thank you for your time and attention to this matter.

Sincerely,

George R. Aylward

President and Director

QUESTIONS & ANSWERS REGARDING THE ANNUAL MEETING AND PROPOSALS

Question 1. Why did you send me this booklet?

Answer: This booklet was sent to you because you own shares, either directly or beneficially, of Duff & Phelps Select MLP and Midstream Energy Fund (the “Fund”) as of April 1, 2020, which is the record date for determining the shareholders of the Fund entitled to notice of and to vote at the annual meeting of shareholders of the Fund and any postponements or adjournments thereof (the “Annual Meeting”). The Board of Directors of the Fund (the “Board”) urges you to review the information contained in this booklet before voting on the proposals that will be presented at the Annual Meeting (collectively, the “Proposals”).

Question 2. Why is the shareholder meeting being held?

Answer: The Fund is listed on the New York Stock Exchange, Inc. (“NYSE”), which requires that the Fund hold an annual meeting of shareholders to elect directors. The last annual meeting was held in May of 2019, so this meeting is the annual meeting of shareholders. In this case, in addition to proposing the election of directors, the Board has approved a Proposal to liquidate and dissolve the Fund pursuant to a Plan of Liquidation.

Question 3. How does the Board recommend I vote?

Answer: The Board, including all of the directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”)) of the Fund (hereafter, the “Independent Directors”) unanimously recommend that shareholders vote FOR all of the Proposals. If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of the Board.

Question 4. Why is the liquidation and dissolution of the Fund being recommended?

Answer: The Fund launched in June of 2014, when the midstream energy market was at its peak relative to the current market. From June 27, 2014, to March 20, 2020, for example, the price of the Alerian MLP Index dropped from $520.99 to $90.30. Since the recent market turbulence and severe downturn in the energy market relating to the effects of the Russia-Saudi oil conflict and the coronavirus pandemic began, the Fund’s net asset value has fallen so significantly that the Fund has repaid all borrowings and redeemed all of its preferred shares in order to bring the Fund in line with applicable Investment Company Act restrictions and credit facility covenants. Due to the continued applicability of those restrictions and covenants, the Fund’s ability to use leverage to increase its managed assets is limited to a percentage of its net assets, which leaves the Fund at a small size and more vulnerable to further downturns in the market.

In order to mitigate the risk that a further downturn will result in the Fund being no longer viable at a time when it is legally prevented from distributing its remaining assets to shareholders, the Board found that it was advisable and in the best interests of shareholders to propose that shareholders approve liquidating and dissolving the Fund.

Question 5. How will liquidation and dissolution of the Fund affect me?

Answer: If the Fund liquidates and dissolves pursuant to the Plan of Liquidation, the Fund will sell its assets, pay its debts, and distribute the net proceeds and any income to shareholders. The shareholders who will receive the liquidating distributions are those who are shareholders of record on the effective date of the Plan of Liquidation or such later date as is selected by the Board as the valuation date for the liquidation (the “Valuation Date”). From and after the Valuation Date, the Fund’s shares will not be transferable and will no longer trade on the NYSE.

Question 6. How will the Fund’s distributions be impacted by the proposal to liquidate and dissolve the Fund?

Answer: In light of the proposal and the likelihood that the Fund will be providing a liquidating distribution to shareholders in the near future, the Board has agreed that the Fund should not declare or pay a regular distribution for the second quarter of 2020.

Question 7. When would the liquidation and dissolution of the Fund take place?

Answer: If the required approvals are obtained from the shareholders of the Fund at the Annual Meeting on May 21, 2020, the Fund will begin winding up its affairs as soon thereafter as is reasonably practicable, subject to the satisfactory resolution (in the sole discretion of the Board) of any and all claims pending against the Fund and the Board.

Question 8. If the market turns around, is there a possibility that the Fund will not liquidate and dissolve?

Answer: Yes. At any time prior to filing Articles of Dissolution with the State of Maryland, the Board has the authority to determine that liquidation and dissolution of the Fund is no longer advisable and in the best interests of the Fund’s shareholders, and may therefore abandon the Plan of Liquidation.

Question 8. Will the Fund pay for the expenses of liquidating and dissolving the Fund?

Answer: Yes. The expenses of liquidating and dissolving the Fund will be paid (or set aside by the Fund for payment) prior to the Fund’s payment of liquidating distributions to shareholders.

Question 9. What happens if the liquidation and dissolution of the Fund is not approved by shareholders?

Answer: If the shareholders of the Fund do not approve its liquidation and dissolution, the Fund will not liquidate and dissolve pursuant to the Plan. The Board would then consider other alternatives for the Fund, which may include asking shareholders to approve another liquidation proposal.

Question 10. Will I have to pay federal income tax as a result of the liquidation and dissolution of the Fund?

Answer: Maybe. A shareholder who receives a liquidating distribution will be treated as having received the distribution in exchange for the shareholder’s shares in the Fund and will recognize gain or loss based on the difference between the fair market value of the distribution received and the shareholder’s basis in the Fund shares. If you hold your shares as capital assets, the gain or loss will be characterized as a capital gain or loss. If you have held the shares for more than one year, any such gain will be treated as long-term capital gain, taxable to you (assuming you are an individual shareholder) at a maximum U.S. federal tax rate of 15% or 20%, and any such loss will be treated as long-term capital loss. Capital gain or loss on stock held for one year or less will be treated as short-term capital gain or loss. Capital losses are generally only deductible in the amount of capital gain plus $3,000 of ordinary income for a non-corporate shareholder. U.S. individuals and certain estates and trusts are subject to an additional 3.8% Medicare contribution tax that will generally apply to the lesser of (i) an individual’s net investment income or (ii) the excess of modified adjusted gross income over $200,000 (in the case of single filers) or $250,000 (in the case of a joint return). Capital gains realized in a liquidating distribution are included in investment income for purposes of the additional Medicare tax. Shareholders are encouraged to consult their tax advisors to consider their personal tax consequences of the liquidation and dissolution of the Fund.

Question 11. Why are shareholders of the Fund being asked to vote for Directors at the Annual Meeting?

Answer: The Fund’s Articles of Incorporation, as amended and supplemented, provides that the Board shall be divided into three classes of Directors as nearly equal in number as possible. Each class of Directors serves a three-year term. The terms are staggered such that the term of one class expires, and replacements must be elected by shareholders, each year. The Fund is listed on the NYSE, which requires that the Fund hold an annual meeting to elect directors. In connection with the foregoing, the Boards considered the qualifications of the director nominees (who are all currently Directors) and determined that the breadth and depth of the Board, by virtue of the varied backgrounds and qualifications of the Directors, including those who are nominees, are beneficial to the Fund’s shareholders. Although the Fund is not expected to remain active for very long after the Annual Meeting if shareholders approve the proposal for the Fund to liquidate and dissolve, the oversight of the Board is important even if the Fund is in the process of winding up.

Question 12. Who will pay the expenses of the Annual Meeting?

Answer: All expenses in connection with the Annual Meeting, including costs associated with preparation of this proxy statement, solicitation of votes, and the liquidation and dissolution of the Fund, will be paid by the Fund. Such costs are estimated to be [$xx,xxx] in the aggregate.

Question 13. How can I vote my shares?

Answer: You may authorize your proxy by mail, phone or internet or vote in person at the Annual Meeting. To authorize your proxy by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to authorize your proxy by phone or internet, please refer to the instructions found on the proxy card accompanying this Proxy Statement. You may vote in person at the Annual Meeting by attending in person and filling out a ballot.

Question 14. What if I want to revoke my proxy?

Answer: Shareholders can revoke their proxy at any time prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Fund (addressed to the Secretary of the Fund at 101 Munson Street, Greenfield, MA 01301-9683). However, attendance at the Annual Meeting, by itself, will not revoke a previously submitted proxy.

Question 15. How can a quorum be established for the Annual Meeting?

Answer: The presence in person or by proxy of shareholders entitled to vote a majority of the Fund’s outstanding shares will constitute a quorum.

Shares present in person or represented by proxy at the Annual Meeting, broker non-votes and abstentions will be included in determining the existence of a quorum at the Annual Meeting. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because (i) the broker does not have discretionary voting power with respect to that matter, and (ii) has not received instructions from the beneficial owner. At the Annual Meeting, your broker will only have discretionary voting power with respect to the proposal to elect the Directors, while the other matters to be considered at the Annual Meeting are “non-routine.”

Question 16. Will my vote make a difference?

Answer: Yes. Your vote is important and makes a difference in the governance of the Fund, no matter how many shares you own. Your prompt response will help ensure that the Proposals can be implemented, and will help the Fund to expedite this transition and avoid additional solicitation costs. We encourage all shareholders to participate in the governance of the Fund.

Question 17. Who should I call if I have questions?

Answer: You should direct your questions to the Fund’s shareholder services team. They can be contacted at 1-866-270-7788.

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

OF DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

TO BE HELD ON

MAY 21, 2020

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”, or the “Directors”) of Duff & Phelps Select MLP and Midstream Energy Fund Inc. (the “Fund”), a Maryland corporation, of proxies to be voted at the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Virtus Investment Partners, Inc., One Financial Plaza, Hartford, CT 06103†, at 9:00 a.m. (Eastern Time). If you need to obtain directions to be able to attend the Annual Meeting and vote in person, please contact us at 1-866-270-7788.

This document gives you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders (“Notice of Annual Meeting”). This Proxy Statement, the Notice of Annual Meeting, and the proxy card are first being mailed to shareholders on or about April 15, 2020.

Summary of Proposals to be Voted Upon

Proposal

1	Approve the liquidation and dissolution of the Fund

2a	Elect Donald C. Burke as a Class II Director

2b	Elect Sidney E. Harris as a Class II Director

2c	Elect John R. Mallin as a Class II Director

2d	Elect James M. Oates as a Class II Director

3	Transact such additional business as properly comes before the Meeting

All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies will be voted “FOR” each Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Annual Meeting. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Fund (addressed in care of the Fund, at 101 Munson Street, Greenfield, MA 01301-9668). However, attendance at the Annual Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the shares represented thereby will be voted in accordance with specifications therein.

Only shareholders or their duly appointed proxy holders can attend the Annual Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Annual Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Annual Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Annual Meeting, you should also bring a legal proxy card from your broker, a process that may take several days.

† Special COVID-19 Note: We are monitoring the emerging public health impact of the coronavirus outbreak (COVID-19). The health and well-being of our employees, directors and stockholders are important. If public health developments warrant, we may determine it is necessary or appropriate to offer, or completely switch to, a virtual meeting format. Any such change will be announced in advance through a press release and the filing of additional proxy materials with the U.S. Securities and Exchange Commission. As always, we encourage you to vote your shares prior to the Annual Meeting.

The record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof has been fixed at the close of business on April 1, 2020 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each share (or fractional vote for each fractional share) registered in his or her name.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING TO BE HELD ON MAY 21, 2020:

The Proxy Statement for the Annual Meeting is also available at [https://www.proxy-direct.com/vir-30569]. The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended November 30, 2019, to any Fund shareholder upon request. To request a copy, please call 1-866-270-7788 or write to the attention of the Fund’s Secretary in care of the Fund, at 101 Munson Street, Greenfield, MA 01301-9668.

1. LIQUIDATION AND DISSOLUTION OF THE FUND

INTRODUCTION

At a special telephonic Board meeting held on March 26, 2020, the Board found advisable, and approved, the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation adopted by the Board (the “Plan of Liquidation”), the form of which is attached hereto as Exhibit A, and directed that the matter be submitted to the Fund’s shareholders for their consideration and approval. Maryland law and the Fund’s charter require that the dissolution of the Fund be approved by the affirmative vote of a majority of the outstanding shares of the Fund.

If shareholders approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation, the Fund’s officers, investment adviser and subadviser (collectively, “Fund management”) will direct (a) the orderly liquidation of the Fund’s assets as soon as reasonably practicable, (b) the discharge of, making reasonable provision for the payment of, or maintaining reserves against, all liabilities of the Fund, and (c) the distribution of the net proceeds to shareholders in one or more liquidating distributions. Fund management expects that shareholders will receive such distributions in cash. Such amount will be reduced by the expenses of the Fund in connection with the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation. As soon as reasonably practicable following the payment of the final liquidating distribution, the Fund will dissolve. In addition, as soon as practicable after the liquidation and distribution of the Fund’s assets, the Fund will take such actions as may be necessary in order to deregister the Fund under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and, will file, if required, a final Form N-CEN (semi-annual report) with the U.S. Securities and Exchange Commission. If shareholders do not approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation, the Board will consider what further action, if any, to take.

The Board unanimously recommends that you vote “FOR” the Proposal to liquidate and dissolve the Fund pursuant to the Plan of Liquidation.

BACKGROUND

The Fund launched in June of 2014, when the midstream energy market was at its peak relative to the current market. From June 27, 2014, to March 20, 2020, for example, the price of the Alerian MLP Index dropped from $520.99 to $90.30. Since the recent market turbulence and severe downturn in the energy market relating to the effects of the Russia-Saudi oil conflict and the coronavirus pandemic began, the Fund’s net asset value has fallen so significantly that the Fund has repaid all borrowings and redeemed all of its preferred shares in order to bring the Fund in line with applicable Investment Company Act restrictions and credit facility covenants. Due to the continued applicability of those restrictions and covenants, the Fund’s ability to use leverage to increase its managed assets is limited to a percentage of its net assets, which leaves the Fund at a small size and more vulnerable to further downturns in the market.

In order to mitigate the risk that a further downturn will result in the Fund being no longer viable at a time when it is legally prevented from distributing its remaining assets to shareholders, it is proposed that shareholders approve liquidating and dissolving the Fund.

BOARD CONSIDERATIONS

The Board reviewed with Fund management various possible actions that could address the diminishing asset size of the relatively small Fund and the persistent performance issues relating to the Fund and its sector. The Board unanimously declared advisable and approved the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation after considering several other alternatives. Specifically, the Board noted that the Fund had already repaid all of its debt, and the Board considered the possibility of converting the Fund to an open-end fund, merging the Fund into another investment company, or changing the Fund’s investment strategy. The Board determined that none of these options were likely to enhance shareholder value, primarily due to the Fund’s small asset size and the likelihood of a higher expense ratio, and additional trading and tax costs, to be borne by Fund shareholders. The Board also noted that in a gesture of good will and in order to assist in maintaining the viability of the Fund for as long as possible, the Virtus Alternative Investment Advisers, Inc. (the “Adviser”), Duff & Phelps Investment Management Co. (the “Subadviser”) and Virtus Fund Services, LLC (the “Administrator”) were all waiving their fees, but they would be unable or unwilling to continue doing so for an indefinite amount of time.

The Board also considered the possibility that the Fund could recover and increase its assets to a sufficient level to remain viable. In doing so, the Board noted the requirement for the Fund as a Maryland corporation to obtain shareholder approval of dissolution, and the attendant time and costs involved in obtaining such approval. The Board further considered that the actual amounts to be distributed to shareholders of the Fund upon liquidation are subject to significant uncertainties and not possible to predict at this time. The amount available for distribution to shareholders will be based, in part, on such factors as the value of the Fund’s assets at the time of liquidation and then-current market conditions and the amount of the Fund’s actual costs, expenses and liabilities to be paid in the future. The Board noted that delaying the determination as to whether liquidation and dissolution are advisable might result in the value of the Fund’s assets available for distribution to shareholders decreasing further if recent market turbulence continued. After considering the feasibility of the continued operation of the Fund at its current asset level and alternatives to liquidation, and based upon the foregoing considerations and other relevant factors, at a special telephonic meeting held on March 26, 2020, the Board determined that, under the circumstances, liquidation and dissolution of the Fund are in the best interests of the Fund and its shareholders. Following review and discussions with Fund management and Fund counsel, the Fund’s Directors, including the Independent Directors, unanimously declared advisable, and approved, the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation and directed that the Plan of Liquidation be submitted for consideration by the Fund’s shareholders.

If liquidation and dissolution of the Fund pursuant to the Plan of Liquidation is approved by shareholders, Fund management, under the oversight of the Board, will proceed to wind up the Fund’s affairs as soon as reasonably practicable thereafter in a timeframe intended to allow for an orderly liquidation of portfolio holdings under then-current market conditions. The Fund cannot predict at this time how long it will take to accomplish an orderly liquidation because claims against the Fund may arise during the liquidation process and the Fund cannot predict the time necessary to liquidate its portfolio securities to acquire the cash necessary to distribute to shareholders. If shareholders do not approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation, the Board will consider what further action, if any, to take.

DESCRIPTION OF THE PLAN OF LIQUIDATION AND LIQUIDATION OF THE FUND

The Plan of Liquidation is attached hereto as Exhibit A, and this summary of the Plan of Liquidation is qualified in its entirety by the reference to Exhibit A.

Effective Date of the Plan of Liquidation and Cessation of the Fund’s Activities as an Investment Company. The Plan of Liquidation shall be and become effective only upon (a) the adoption and approval of the Plan of Liquidation by the affirmative vote of a majority of the outstanding voting securities of the Fund, and (b) the satisfactory resolution in the sole discretion of the Board of Directors of any and all claims pending against the Fund and its Board of Directors. The date of such adoption and approval of the Plan of Liquidation by shareholders and resolution of all pending claims is hereinafter called the “Effective Date.” After the Effective Date, the Fund shall not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing its assets to its shareholders in accordance with the provisions of this Plan of Liquidation after the payment to (or reservation of assets for payment to) all creditors of the Fund; provided that the Fund shall, prior to the making of the final liquidating distribution, continue to, as determined to be appropriate by the Board, make payment of dividends and other distributions to shareholders, as applicable.

Closing of Books and Restriction on Transfer of Shares. The proportionate interests of shareholders in the assets of the Fund shall be fixed on the basis of their respective holdings at the close of business on the Effective Date, or on such later date as may be determined by the Board of Directors (the “Valuation Date”). On the Valuation Date, the books of the Fund shall be closed and, unless the books of the Fund are reopened because the Plan of Liquidation cannot be carried into effect under the laws of the State of Maryland or otherwise, the shareholders’ respective interests in the Fund’s assets shall not be transferable by the negotiation of share certificates and the Fund’s shares will cease to be traded on the New York Stock Exchange.

Liquidation Distributions. Following shareholder approval of the liquidation of the Fund, the Fund will, as soon as reasonable and practicable after the Effective Date, complete the sale of the portfolio securities it holds in order to convert its assets to cash and will not engage in any business activity except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing assets to shareholders after the payment to (or reservation of assets for payment to) all creditors of the Fund; provided that the Fund may, prior to the making of the final liquidating distribution and as determined to be appropriate by the Board, make payment of dividends and other distributions to shareholders. After the distribution of assets to shareholders, the Fund will be dissolved in accordance with the Plan of Liquidation and Maryland law.

As soon as practicable after the Effective Date and after shareholder approval of the Plan of Liquidation, the Fund will send to each shareholders of record a liquidating distribution equal to the shareholder’s proportionate interest in the remaining assets of the Fund and information concerning the sources of the liquidating distribution. Shareholders in possession of certificated shares of the Fund will not be required to surrender their certificates to complete the liquidating distribution. Except as may be otherwise agreed to between the Fund and its investment adviser, all expenses incurred by or allocable to the Fund in carrying out the Plan of Liquidation and dissolving the Fund shall be borne by the Fund.

Amendment or Abandonment of the Plan of Liquidation. The Plan of Liquidation provides that the Board may authorize such variations from, or amendments to, the provisions of the Plan of Liquidation as may be necessary or appropriate to effect the dissolution and complete liquidation and termination of the existence of the Fund in accordance with the purposes intended to be accomplished by the Plan of Liquidation. Further, the Plan of Liquidation allows the Board to determine at any point prior to filing Articles of Dissolution with the State of Maryland that liquidation and dissolution of the Fund is no longer advisable and in the best interests of the Fund’s shareholders, and may therefore abandon the Plan of Liquidation.

GENERAL INCOME TAX CONSEQUENCES

The following is a summary of certain federal income tax considerations generally relevant to the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

This general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder as in effect on the date of this Proxy Statement. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, possibly with retroactive effect.

If the shareholders approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation, the Fund will sell its assets and distribute the proceeds and any income to shareholders. The Fund will be subject to income tax on its taxable income such as interest income, gain from the sale of its assets, or other income until the liquidation is completed. Further, the Fund will recognize gain or loss due to the sale of assets in an amount equal to difference between the sale price and the Fund’s adjusted basis.

A shareholder who receives a liquidating distribution will be treated as having received the distribution in exchange for the shareholder’s shares in the Fund and will recognize gain or loss based on the difference between the fair market value of the distribution received and the shareholder’s basis in the Fund shares. If a shareholder holds shares as capital assets, the gain or loss will be characterized as a capital gain or loss. If the shares have been held for more than one year, any such gain will be treated as long-term capital gain, taxable to individual shareholders at a maximum U.S. federal tax rate of 15% or 20%, and any such loss will be treated as long-term capital loss. Capital gain or loss on stock held for one year or less will be treated as short-term capital gain or loss. Capital losses are generally only deductible in the amount of capital gain plus $3,000 of ordinary income for a non-corporate shareholder. U.S. individuals and certain estates and trusts are subject to an additional 3.8% Medicare contribution tax that will generally apply to the lesser of (i) an individual’s net investment income or (ii) the excess of modified adjusted gross income over $200,000 (in the case of single filers) or $250,000 (in the case of a joint return). Capital gains realized in a liquidating distribution are included in investment income for purposes of the additional Medicare tax.

A liquidating distribution to a shareholder may be subject to backup withholding. Generally, shareholders subject to backup withholding will be those for whom no taxpayer identification number is on file with the applicable withholding agent, those who, to such withholding agent’s knowledge, have furnished an incorrect number, and those who underreport their tax liability. The current backup withholding rate is 24%. Certain shareholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer’s U.S. federal income tax liability.

The fund is required to report certain information to the Internal Revenue Service and to each U.S. stockholder, including the value of any payment or property received by each stockholder in a liquidating distribution.

REQUIRED VOTE

Approval of the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation is to be determined by the affirmative vote of a majority of the outstanding shares of the Fund.

APPRAISAL RIGHTS

Under Maryland law, shareholders will not be entitled to appraisal rights in connection with the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation.

The Board of Directors of the Fund recommends that you vote "FOR" the liquidation and dissolution of the Fund.

2. ELECTION OF DIRECTORS

BACKGROUND

The Board is responsible for the overall management of the Fund, including general supervision and review of the Fund’s operations. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day affairs. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s advisory and subadvisory contracts and other principal contracts. Even if shareholders vote to approve liquidation of the Fund, the Board will have continuing responsibility for overseeing the Fund’s management and winding up of the Fund’s affairs. Directors of the Fund are divided into three classes, and are elected to serve three-year staggered terms. Each year, the term of office of one class expires.

EFFECT OF THE APPROVAL OF PROPOSALS 2A THROUGH 2D

If each of Proposals 2a through 2d is approved, the respective nominee would be elected as Director effective as of the Annual Meeting. Each would continue to serve on the Board as a Class II Director for an additional term of three years, and until his successor has been duly elected and qualified (or, if sooner, until the Fund’s dissolution is complete).

At the meeting, shareholders are entitled to elect four Directors for a term ending in 2023, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. A plurality of votes cast at the meeting by the holders of the Fund’s shares is necessary to elect Directors, provided a quorum is present.

ADDITIONAL INFORMATION ABOUT PROPOSALS 2a THROUGH 2d

The holders of the Fund’s Common Shares will each have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to all Proposals 2a through 2d.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Director Nominee described in Proposals 2a through 2d.

Background and additional information concerning the current Directors and the Nominees is set forth in the tables that follow. The “Interested” Director is indicated by an asterisk (*). Independent Directors are those who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of (i) the Fund, (ii) the Fund’s investment adviser (Virtus Investment Advisers, Inc., the “Adviser”) or subadviser (Duff & Phelps Investment Management Co., the “Subadviser”), or (iii) a principal underwriter of the Fund, and who satisfy the requirements contained in the definition of “independent” as defined in the 1940 Act (the “Independent Directors”).

INFORMATION ABOUT THE NOMINEES AND CONTINUING DIRECTORS

Information about the Directors, Advisory Board Member and Honorary Board Members

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Director (1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Director During the Past Five Years
Class I Directors
Independent Directors
McNamara, Geraldine M. YOB: 1951 Portfolios Overseen: 74	Class I Director since 2020; term expires at the 2022 Annual Meeting	Retired

Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (56 portfolios).

Rogers, James B., Jr. YOB: 1942 Portfolios Overseen: 3	Class I Director since 2016, term expires at the 2022 Annual Meeting	Private Investor (since 1980)

Director (since 1988), Virtus Total Return Fund Inc.; Director (1986 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2019), Nanomedics Co. Ltd.; Director (since 2018), Ananti Inc. and Sirius International Insurance Group, Ltd.; Director (2018 to 2019), Quantum Digital Asset Management Pte. Ltd; Director (2018 to 2019), Ocean Capital Advisors LLC; Director (since 2017), JSC AgroGard-Finance; Director (2016 to 2018), Crusader Resources Limited; Director (2014 to 2019), Sinofortune Financial Holdings Limited; Director (since 2014), PJSC Phos Agro; Director (2012 to 2019), Spanish Mountain Gold Limited; Director (since 2012), Geo Energy Resources Limited; Chairman (since 2007), Beeland Enterprises Inc.; Director (since 2007), Beeland Holdings Pte Ltd.; and Chairman (since 1980), Beeland Interests (Media and Investments).

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Director (1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Director During the Past Five Years
Walton, R. Keith YOB: 1964 Portfolios Overseen: 70	Class I Director since 2016, term expires at the 2022 Annual Meeting	Senior Adviser (2018 to 2019), Vatic Labs, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Partner and Chief Administrative Officer (since 2006), Global Infrastructure Partners; Vice President, Strategy (2013 to 2017), Arizona State University	Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (56 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Limited Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Portfolios Overseen: 70	Class I Director (elected solely by shareholders of preferred shares voting as a single class) since 2016, term expires at the 2022 Annual Meeting	Retired	Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (56 portfolios); Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee, Bentley University (since 2011); Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Director (1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Director During the Past Five Years
Class II Directors
Independent Directors
Burke, Donald C. YOB: 1960 Portfolios Overseen: 74	Class II Director since 2020, nominee for term expiring 2023	Retired	Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Portfolios Overseen: 70	Class II Director since 2020, nominee for term expiring 2023	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University	Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (1999 to 2019) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Portfolios Overseen: 70	Class II Director since 2020, nominee for term expiring 2023	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate	Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
Oates, James M. YOB: 1946 Portfolios Overseen: 70	Class II Director (elected solely by shareholders of preferred shares voting as a single class) since 2014, nominee for term expiring 2023 (to be elected by common shareholders)	Managing Director (since 1994), Wydown Group (consulting firm)	Director (since 2016), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2013), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (56 portfolios).

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Director (1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Director During the Past Five Years
Class III Directors
Independent Directors
McDaniel, Connie D. YOB: 1958 Portfolios Overseen: 70	Class III Director since 2020, term expires at the 2021 Annual Meeting	Retired. Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company	Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (2014 to 2019), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip R. YOB: 1946 Portfolios Overseen: 74	Class III Director since 2014, term expires at the 2021 Annual Meeting	Retired	Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (56 portfolios).
Interested Director
Aylward, George R.* YOB: 1964 Portfolios Overseen: 72	Class III Director since 2014, term expires at the 2021 Annual Meeting	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005)	Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (4 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (56 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Director (1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Director During the Past Five Years
Advisory Board Member(4)
Moyer, William R. YOB: 1944 Portfolios Overseen: 70	Served Since: 2020	Private investor (since 2004); Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer)	Advisory Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (56 portfolios); Advisory Member (since 2020) and Director (2016 to 2019), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Director (2014 to 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Advisory Member (since 2020) and Trustee (2011 to 2019), Virtus Global Multi-Sector Income Fund; Advisory Member (since 2020) and Trustee (2013 to 2016) and, Virtus Alternative Solutions Trust (4 portfolios).
Honorary Board Members(5)
Brown, Thomas J. YOB: 1945 Portfolios Overseen: 70	Served Since: 2020	Retired	Honorary Board Member (since 2020), Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
McClellan, Hassell H. YOB: 1945 Portfolios Overseen: 70	Served Since: 2020	Retired	Honorary Board Member (since 2020), Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (56 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); and Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Director (1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Director During the Past Five Years
Segerson, Richard E. YOB: 1946 Portfolios Overseen: 70	Served Since: 2020	Retired. Managing Director (1998 to 2013), Northway Management Company	Honorary Board Member (since 2020), Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (56 portfolios).

* Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser and Subadviser, and various positions with its affiliates.

(1) The business address of each current Director, Honorary Director and Advisory Board Member is c/o the Fund, 101 Munson Street, Suite 104, Greenfield, MA 01301.

(2) The “Virtus Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which an Adviser or an affiliate of an Adviser, including the Subadviser, serves as investment adviser.

(3) Each Director currently serves a one to three-year term concurrent with the class of Directors for which he or she serves.

(4) Advisory Board Members are not voting members of the Fund’s Board of Directors and they provide advice to the Board, as requested. Mr. Moyer was appointed as an Advisory Board Member effective January 1, 2020.

(5) Honorary Board Members are not voting members of the Fund’s Board of Directors. Effective January 1, 2020, Messrs. Brown and McClellan were appointed to terms that expire on January 1, 2021, and Mr. Segerson was appointed to a term that expires on January 1, 2022.

Director and Director Nominee Qualifications

The Board has determined that each Director and Director Nominee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve as a Director were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Director, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, (v) ability, judgment, personal attributes and expertise, and (vi) familiarity with the Fund or its service providers. In respect of each Director and Director Nominee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Director of the Fund.

Following is a summary of various qualifications, experiences and skills of each Director and Director Nominee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of a Director and Director Nominee do not constitute the holding out of any Director or Director Nominee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.

George R. Aylward. In addition to his positions with the Fund, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus Investment Partners, Inc., the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, the Fund’s subadviser, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Donald C. Burke. Mr. Burke, currently retired, has extensive experience with mutual funds, including as president and Chief Executive Officer of a major fund complex, and subsequently as an independent trustee of another major fund complex. He also has extensive knowledge of the utility industry, derived from his service on the board of a public company involved in the production, transmission and distribution of energy. He is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Sidney E. Harris. Dr. Sidney Harris has extensive knowledge of best practices in executive management, familiarity with international business practices and expertise in corporate strategy implementation, risk management, technology, asset management compliance and investments. Dr. Harris is currently Professor and Dean Emeritus at the J. Mack Robinson College of Business at Georgia State University. He has been affiliated with the J. Mack Robinson College of Business since 1997, serving as Professor (1997 to 2014) and Dean (1997 to 2004). Most recently, Dr. Harris was Professor of Computer Information Systems, Management and International Business. Prior to joining Georgia State University, Dr. Harris was Professor (1987 to 1996) and former Dean (1991 to 1996) of the Peter F. Drucker Graduate School of Management at Claremont Graduate University (currently Peter F. Drucker and Masotoshi Ito Graduate School of Management). He served as Independent Trustee of the RidgeWorth Funds Board of Trustees (2004 to 2017) and as Independent Chairman (2007 to 2017). He served as a member of the RidgeWorth Funds Governance and Nominating Committee (2004 to 2017) and Audit Committee (2006 to 2017). Dr. Harris previously served on the Board of Transamerica Investors (1995 to 2005). Dr. Harris previously served as a Director of Total System Services, Inc. (1999 to 2019). He served on the Board of Directors of KIPP Metro Atlanta, served as Chairman of the International University of the Grand-Bassam (“IUGB”) Foundation (2012 to 2017), and serves on the Board of Directors of the IUGB Foundation (since 2012). Dr. Harris also serves as a Trustee of the Mutual Funds Directors Forum (since 2019), and he serves as a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

John R. Mallin. Mr. Mallin is a real estate partner and former practice group leader for the Real Property Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate. Mr. Mallin also has oversight and corporate governance experience as a director, including as a chair, of non-profit entities. Mr. Mallin is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Connie D. McDaniel. Ms. McDaniel, currently retired, has extensive domestic and international business experience, particularly with respect to finance, strategic planning, risk management and risk assessment functions. She is retired from The Coca-Cola Company, where she served as Vice President and Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President, Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), and held various management positions (1989 to 1999). While at The Coca-Cola Company, Ms. McDaniel chaired that company’s Ethics and Compliance Committee (2009 to 2013) and developed a knowledge of corporate governance matters. Prior to The Coca-Cola Company, she was associated with Ernst & Young (1980 to 1989). Ms. McDaniel served as Independent Trustee of the RidgeWorth Funds Board of Trustees from 2005 to 2017. She was Chairman of the RidgeWorth Funds Audit Committee (2008 to 2017), designated Audit Committee Financial Expert (2007 to 2017) and a member of the RidgeWorth Funds Governance and Nominating Committee (2015 to 2017). Ms. McDaniel also served as a Director of Total System Services, Inc. (2014 to 2019) and currently serves as a Director of Global Payments Inc. and as Chair of the Georgia State University Robinson College of Business Board of Advisors. She is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Philip R. McLoughlin. Mr. McLoughlin has an extensive legal, financial and asset management background. In 1971, he joined Phoenix Investment Partners, Ltd. (then, Phoenix Equity Planning Corp.), the predecessor of Virtus Investment Partners, Inc., as Assistant Counsel with responsibility for various compliance and legal functions. During his tenure, Mr. McLoughlin assumed responsibility for most functions in the firm’s advisory, broker-dealer and fund management operations, and eventually ascended to the role of President. Mr. McLoughlin then served as General Counsel, and later Chief Investment Officer, of Phoenix Mutual Life Insurance Company, the parent company of Phoenix Investment Partners. Among other functions, he served as the senior management liaison to the boards of directors of the insurance company’s mutual funds and closed-end funds, and had direct oversight responsibility for the funds’ portfolio managers. In 1994, Mr. McLoughlin was named Chief Executive Officer of Phoenix Investment Partners, and continued in that position, as well as Chief Investment Officer of Phoenix Mutual Life Insurance Company, until his retirement in 2002. He is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Geraldine M. McNamara. Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

James M. Oates. Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and he has also served in executive and director roles for various types of financial services companies. As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and served for a number of years as the Chairman of the Board of a large family of mutual funds unaffiliated with the Fund. Mr. Oates is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

James B. Rogers, Jr. Mr. Rogers brings significant financial and economic experience to the Board, and provides innovative business insight to assist the Board and its committees. Mr. Rogers co-founded the Quantum Fund, is the author of several books, and also is a financial commentator worldwide. He is also a director/trustee of two other closed-end funds managed by the Adviser and its affiliates.

R. Keith Walton. Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale College and the Harvard Law School. Mr. Walton was a Director of Systematica Investments Limited Funds (2006 to 2019) and a Director of BlueCrest Capital Management Limited Funds (2006 to 2017). He is also the founding Principal and Chief Administrative Officer at Global Infrastructure Partners (since 2006) and a Director of Blue Crest Capital Management Funds (since 2006). Mr. Walton is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Brian T. Zino. Mr. Zino, currently retired, was employed by J. & W. Seligman and Co. Inc., a privately held New York City investment firm managing Closed End Investment Companies, a family of mutual funds, institutional accounts and operating a trust company (1998 to 2009). For the last 15 of those years, he served as president and CEO of Seligman. His extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to the Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies. He also served as a Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002) on the board of the ICI Mutual Insurance Company and as a Member of the Board of Governors of ICI (1998 to 2008). Mr. Zino is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Advisory Board Member Qualifications

William R. Moyer. Mr. Moyer has substantial experience in the asset management and accounting industries. Previously, he served for a number of years as Executive Vice President and Chief Financial Officer of the company that is predecessor to what is now Virtus and its affiliates. Mr. Moyer also is a certified public accountant and has an extensive background in accounting matters relating to investment companies. He is also an advisory board member for several open-end and closed-end funds managed by the Adviser and its affiliates.

Honorary Board Member Qualifications

Thomas J. Brown. Mr. Brown, currently retired, was employed in senior business and accounting roles with financial services companies for over twenty-five years, and he has over sixteen years of experience as a director/trustee of funds unaffiliated with the Fund. Mr. Brown is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Hassell H. McClellan. Mr. McClellan, currently retired, has extensive business experience in advising and consulting with companies to improve the companies’ management and operations, as well as serving as a business educator at several colleges. Mr. McClellan also has over twelve years of experience as a director of unaffiliated funds, including currently serving as the Chairman of the Board of a large family of mutual funds unaffiliated with the Fund. Mr. McClellan is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Richard E. Segerson. Mr. Segerson has served in financial and other executive roles with various operating companies, including serving as the Chief Financial Officer, Controller and Chief Operating Officer of such entities. These roles have provided him with an understanding of financial and operational issues, as has his experience as a public accountant. Mr. Segerson also has over 30 years of experience serving as a trustee to various mutual funds, and he holds an MBA. Mr. Segerson also has served for a number of years as the Managing Director of a family office, providing wealth management services to individuals. This experience enhances his understanding of the perspective of individual fund shareholders. Mr. Segerson is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

REQUIRED VOTE

The election of Director Nominees to the Board requires a plurality of the votes cast on the matter by the holders of the Fund’s shares voting together as a single class present in person or represented by proxy at the Annual Meeting, provided a quorum is present.

THE FUND’S BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE IN PROPOSALS 2a THROUGH 2d.

ADDITIONAL INFORMATION ABOUT DIRECTORS AND OFFICERS

Leadership Structure of the Board of Directors

The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Adviser, the Subadviser, and other service providers which have been approved by the Board. Generally, the Board acts by majority vote of all the Directors, including a majority vote of the Independent Directors if required by applicable law.

In addition to five regularly scheduled meetings per year, the Board expects to hold special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Board has established standing committees to assist it in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.

Mr. McLoughlin serves as Chairman of the Board. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Fund’s service providers, officers, legal counsel, and the other Directors. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s Charter and/or Bylaws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Directors and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Director due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc., and (b) the passage of time. The same is true for Mr. Moyer, who previously served as Chief Financial Officer and Executive Vice President of the company that is now Virtus. Because of this balance, it is believed that Mr. McLoughlin and Mr. Moyer each have the ability to provide independent oversight of the Fund’s operations within the context of his detailed understanding of the perspective of the Adviser and the Fund’s other service providers. The Board, therefore, considers leadership by Mr. McLoughlin (and service by Mr. Moyer) as enhancing the Board’s ability to provide effective independent oversight of the Fund’s operations and meaningful representation of the shareholders’ interests.

The Board also believes that having a super-majority of Independent Directors is appropriate and in the best interest of the Fund’s shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Fund, provides the Board with the Adviser’s perspective in managing and sponsoring other Virtus registered funds as well as the perspective of other service providers to the Fund. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Board’s Role in Risk Oversight

As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Fund’s risk management structure by the Fund’s Adviser, Subadviser, Administrator, officers and others. The responsibility to manage the Fund’s risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties. The Board then considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Fund’s service providers and officers. The Fund’s Adviser, Subadviser, Administrator, officers and legal counsel prepare regular reports to the Fund’s Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.

The Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund and representatives of the Subadviser meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks.

The Board receives regular written reports from the Fund’s Chief Financial Officer (“CFO”) that enable the Board to monitor the number of fair valued securities in the Fund’s portfolio; and Board members have the ability to discuss with the CFO the reasons for the fair valuation and the methodology used to arrive at the fair value. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Fund’s independent auditors in connection with the review of the results of the audit of the Fund’s year-end financial statements.

The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and the Subadviser, and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Directors meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser, provide the Board with reports on their examinations of functions and processes within the Adviser and the Subadviser that affect the Fund. The Board also adopts compliance policies and procedures for the Fund and approves such procedures as appropriate for certain of the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

In connection with its annual review of the Fund’s advisory, subadvisory and administration agreements, the Board reviews information provided by the Adviser, the Subadviser and Administrator relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.

The Board recognizes that it is not possible to eliminate all of the risks applicable to the Fund. The Board periodically reviews the effectiveness of its oversight of the Fund and any other funds overseen by the Board, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board

The Board has established a number of standing committees to oversee particular aspects of each Fund’s management. As of the date of this proxy statement, these are:

Audit Committee. The Board has adopted a written charter for the Fund’s audit committee (the “Audit Committee”). The Audit Committee is responsible for overseeing the Fund’s accounting and auditing policies and practices. The Audit Committee reviews the Fund’s financial reporting procedures, system of internal control, the independent audit process, and the Fund’s procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is currently composed entirely of Independent Directors, who are also considered “independent” for purposes of the listing standards of the New York Stock Exchange (the “NYSE”). The Audit Committee’s current members are Brian T. Zino, Chairman; Donald C. Burke; John R. Mallin; and Connie D. McDaniel. William R. Moyer also is an Advisory Member of the Audit Committee. The Board has determined that each of Brian T. Zino, Donald C. Burke and Connie D. McDaniel possesses the technical attributes to qualify as an “audit committee financial expert,” and has designated each of them as an Audit Committee financial expert for the Fund.

In accordance with proxy rules promulgated by the SEC, the Fund’s Audit Committee charter is being filed as Exhibit B to this Proxy Statement, and is available at: https://www.virtus.com/assets/files/17c/vcef-audit-committee-charter-amended-2019-0924.pdf.

Governance and Nominating Committee. The Board has adopted a written charter for the Fund’s governance and nominating committee (the “Governance and Nominating Committee”). The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Fund, for nominating individuals to serve as Directors including as Independent Directors and annually evaluating the Board and Committees.

The Governance and Nominating Committee considers candidates for directorship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for directorship. The committee considers all relevant qualifications of candidates for directorship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Director. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for directorship in this context.

The Board has adopted a policy for consideration of Director nominations recommended by shareholders. With regards to such policy, among other requirements, any shareholder group submitting a nomination must beneficially own, individually or in the aggregate, for at least two full years prior to the date of submitting the nomination, and through the date of the meeting at which such nomination is considered, 4% of the shares of a class of the Fund for which the Director nominee is submitted. Shareholder nominees for Director will be given the same consideration as any other candidate provided the nominee meets certain minimum requirements.

The Governance and Nominating Committee is currently composed entirely of Independent Directors; its current members are James M. Oates, Chairman; Philip R. McLoughlin; and Brian T. Zino.

In accordance with proxy rules promulgated by the SEC, the Fund’s Governance and Nominating Committee charter is available at: https://www.virtus.com/assets/files/17b/vf-vcef-gov-nom-comm-charter-2020.pdf.

Executive Committee. The function of the Executive Committee is to serve as a delegate of the full Board, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. The Executive Committee is composed entirely of Independent Directors, and its members are: Philip R. McLoughlin, Chairman; Donald C. Burke; Sidney E. Harris; James M. Oates; and Brian T. Zino.

Compliance Committee. During the year ended December 31, 2019, the Board had a Compliance Committee to assist the Board in its oversight role with respect to Fund compliance matters. The Compliance Committee was dissolved in early 2020, and the responsibilities of that committee reverted to the Board.

Investment Committee. During the year ended December 31, 2019, the Board had an Investment Committee to assist the Board in its oversight role with respect to the investment performance of the Fund. The Investment Committee was dissolved in early 2020, and the responsibilities of that committee reverted to the Board.

Non-Director Officers of the Funds

The officers of the Fund are appointed by the Board. The officers receive no compensation from the Fund, but are also officers of Virtus or the Fund’s Administrator, and receive compensation in such capacities. Information about George R. Aylward, the President of the Fund, can be found above within the description of the Directors’ background.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017) and Vice President (2016 to 2017).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (since 2017) and Vice President (2016 to 2017), Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc..
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014)	Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.; and various officer positions (since 2006) with Virtus affiliates.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014)	Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2013 to 2017) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since 2015), ETFis Series Trust I and Virtus ETF Trust II; and various officer positions (since 2003) with Virtus affiliates.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2020)	Vice President and Secretary (since 2020), DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc. and DTF Tax-Free Income Inc.; Assistant Secretary (since 2020), Duff & Phelps Utility and Corporate Bond Trust Inc.; Vice President, Chief Legal Officer, Counsel and Secretary (since 2020), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Vice President (since 2017) and Assistant Secretary of various Virtus-affiliated open-end funds (since 2008); Vice President (since 2016) and Senior Counsel, Legal (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President, Chief Legal Officer, Counsel and Secretary (since 2013), Virtus Variable Insurance Trust; Vice President, Chief Legal Officer, Counsel and Secretary (since 2013), Virtus Alternative Solutions Trust; and various officer positions (since 2008) with Virtus affiliates.
Short, Julia R. YOB: 1972	Senior Vice President (since 2018).	Senior Vice President (since 2018), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2014)	Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2017), Virtus Total Return Fund Inc.; Executive Vice President (2017 to 2019), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Director (since 2013), Virtus Global Funds PLC; Executive Vice President (since 2013), Virtus Alternative Solutions Trust; Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions (since 2006) with Virtus affiliates.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (as amended, the “1934 Act”) and Section 30(h) of the 1940 Act require, among other persons, the officers and Directors of the Fund, Adviser and certain affiliates of the Adviser (“Reporting Persons”) to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the NYSE. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Fund and representations of certain Reporting Persons, the Fund believes that all required Section 16(a) ownership reports were filed during its most recent fiscal year.

Information about the Fund’s Independent Registered Public Accountant

The 1940 Act requires that the Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Fund. In addition, the listing standards of the NYSE vest the Audit Committee, in its capacity as a committee of the Board, with responsibility for the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm. The Fund’s financial statements for the year ended November 30, 2019, have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC has also been selected to perform the audit of the Fund’s financial statements for the fiscal year ending November 30, 2019. Representatives of PwC are not expected to be present at the Annual Meeting.

Audit Committee Report

In connection with the audit of the Fund’s financial statements or the fiscal year ended November 30, 2019, the Audit Committee: (1) reviewed and discussed the Fund’s 2019 audited financial statements with management, (2) discussed with the independent auditors the matters required to be discussed by applicable standards adopted by the Public Company Accounting Oversight Board, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and (4) discussed with the independent accountant its independence. Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended in 2019.

The Audit Committee

Donald C. Burke

John R. Mallin

Connie D. McDaniel

Brian T. Zino (chairman)

The Audit Committee’s Pre-Approval Policies and Procedures

The Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s affiliated service providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are (i) consistent with the SEC’s auditor independence rules and (ii) routine and recurring services that will not impair the independence of the independent auditors may be approved by a Board without consideration on a specific case-by-case basis.

During the fiscal year ended November 30, 2019, all audit, audit-related, tax and non-audit services provided by the Fund’s independent registered public accounting firm to the Adviser or Subadviser, or any entity controlling, controlled by, or under common control with the Adviser or Subadviser, were pre-approved by the Fund’s Audit Committee. For more information about the Fund’s independent registered public accounting firm, see “Additional Information — Independent Auditors.”

Shareholder Communications to the Directors

The Board has adopted the following procedures for shareholders and other persons to send communications to the Board. Shareholders and other persons may mail written communications to the full Board, to committees of the Board or to specific individual Directors in care of the Fund, 101 Munson Street, Greenfield, MA 01301. All such communications received by the Fund will be forwarded to the full Board, the relevant Board committee or the specific individual Director, as applicable, except that the Fund may, in good faith, determine that a communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

Beneficial Ownership of Securities

As of April 1, 2020, the Fund’s Directors and executive officers, as a group, owned less than 1% of the Fund’s outstanding Common Shares. As of April 1, 2020, the current Directors owned Common Shares of the Fund in the following amounts:

[INSERT BOARD OWNERSHIP TABLE]

Board and Committee Meetings

The Fund has not established a policy with respect to Director attendance at annual shareholder meetings. Seven meetings of the Board were held during the year ended December 31, 2019.

Five meetings of the Audit Committee, three meetings of the Governance and Nominating Committee (which was at that time called the Nominating and Governance Committee), five meetings of the Executive Committee, four meetings of the Compliance Committee, and four meetings of the Investment Committee were held during the year ended December 31, 2019.

During the year ended December 31, 2019, each Director of the Fund attended at least 75% of the total number of Board meetings and committee meetings of which such Director was a member.

Director Compensation

The following table provides information regarding the compensation of the Independent Directors, Advisory Board Member, and Honorary Board Members for the year ended December 31, 2019.

Name of Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex[1]
Donald C. Burke+	N/A	N/A	N/A	$372,000.00
Sidney E. Harris+	N/A	N/A	N/A	$316,195.66
John R. Mallin+	N/A	N/A	N/A	$280,000.00
Connie D. McDaniel+	N/A	N/A	N/A	$280,000.00
Philip R. McLoughlin	$29,562.38	N/A	N/A	$731,744.56
Geraldine M. McNamara+	N/A	N/A	N/A	$408,195.65
James M. Oates	$25,014.32	N/A	N/A	$437,500.00
James B. Rogers, Jr.	$25,014.32	N/A	N/A	$137,500.00
R. Keith Walton	$29,562.38	N/A	N/A	$162,500.00
Brian T. Zino	$26,287.78	N/A	N/A	$144,500.00

Advisory Members
William R. Moyer*	$24,104.71	N/A	N/A	$132,500.00
William H. Wright II**	$10,028.14	N/A	N/A	$54,934.78

Honorary Members
Thomas J. Brown±	N/A	N/A	N/A	$315,000.00
Hassell H. McClellan±	N/A	N/A	N/A	$341,195.65
Richard E. Segerson±	N/A	N/A	N/A	$280,000.00

1  The “Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Fund’s Adviser or an affiliate of the Adviser, including the Subadviser, serves as investment adviser.

+       Messrs. Burke, Harris and Mallin, Ms. McDaniel and Ms. McNamara, became Directors of the Fund on January 1, 2020, and did not receive any compensation from the Fund for the year ended December 31, 2019.

*  Mr. Moyer was a Director of the Fund through December 31, 2019 and became an Advisory Board Member of the Fund effective January 1, 2020.

** Mr. Wright was an Advisory Member of the Fund until his term expired on September 20, 2019.

± Messrs. Brown, McClellan and Segerson became Honorary Board Members of the Fund on January 1, 2020, but they were not previously Directors of the Fund, and they did not receive any compensation from the Fund for the year ended December 31, 2019.

VOTING REQUIREMENTS AND OTHER INFORMATION

Voting Requirements

Voting requirements for each Proposal are outlined within the discussion supporting each respective Proposal. For purposes of the Annual Meeting, a quorum is present to transact business if the holders of a majority of the outstanding common shares of the Fund entitled to vote at the Annual Meeting are present in person or by proxy.

Shares present in person or represented by proxy at the Annual Meeting and abstentions will be included in determining the existence of a quorum at the Annual Meeting. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker “non-vote.” Proxies that reflect broker non-votes will also be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to Proposal 1 at the Annual Meeting, where the vote required to approve the matter is the affirmative vote of the holders of a majority of the total number of votes entitled to be cast, broker non-votes and abstentions will have the effect of votes “against” the proposal. However, with respect to Proposals 2a-2d to elect Directors, where the vote required to approve is the affirmative vote of a percentage of votes cast, broker non-votes or abstentions have no effect because they are not a vote cast. Thus, they are disregarded in determining the “votes cast” on the particular issue.

Signed but unmarked proxies will be voted in accordance with the Board’s recommendation for each Proposal.

Adjournment

If a quorum is not present in person or by proxy at the time the Annual Meeting is called to order, or there are not sufficient votes to approve a proposal, the chairperson of the Annual Meeting may, with respect to that proposal, adjourn the Annual Meeting if the chairperson determines that an adjournment and further solicitation is reasonable and in the interest of shareholders. In determining whether to adjourn the Annual Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.

ADDITIONAL INFORMATION ABOUT THE ANNUAL MEETING AND THE FUND

Further Information About Voting and the Annual Meeting

The presence in person or by proxy of shareholders entitled to vote a majority of the Fund’s Common Shares will constitute a quorum for purposes of Proposals 1, 2a, 2b, 2c and 2d.

Instructions regarding how to vote via telephone or the Internet are included on the proxy card. The required control number for Internet and telephone voting is printed on the proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.

In the event that the Fund solicits votes by having calls placed by officers or employees of the Fund and/or Adviser, or their affiliates, or representatives of a proxy solicitation firm, authorization to permit execution of proxies may be obtained by those individuals receiving telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of any of the Funds’ shares, in order to gain admission, you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission, you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

All shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the proxies’ discretion.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board has fixed the close of business on April 1, 2020, as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.

Expenses and Proxy Solicitation

The Fund will bear the expense of the Annual Meeting, including preparation, printing and mailing of the enclosed form of proxy, accompanying Notice of Annual Meeting and this Proxy Statement. The Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Fund’s Common Shares. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Fund and/or Adviser, or their affiliates, or representatives of a proxy solicitation firm. The Fund’s officers will not receive any additional compensation for such solicitation, though the proxy solicitation firm will. The Fund will bear 100% of solicitation costs, if any.

Adviser and Subadviser

Virtus Alternative Investment Advisers, Inc. (the “Adviser”) acts as investment adviser to the Fund. The Adviser is responsible for overseeing the investment management and administration services provided to the Fund. The Adviser is located at One Financial Plaza, Hartford, CT 06103. The Adviser has delegated the day-to-day portfolio management of the Fund to Duff & Phelps Investment Management Co. (the “Subadviser”), which is an affiliate of the Adviser and, like the Adviser, an indirect wholly owned subsidiary of Virtus. The Subadviser is located at 200 South Wacker Drive, Suite 500, Chicago, IL 60606.

Administrator

Virtus Fund Services, LLC (the “Administrator” or “Virtus Fund Services”), serves as the administrator for the Funds. The Administrator’s principal business office is located at One Financial Plaza, Hartford, CT 06103. The Administrator is an indirect wholly owned subsidiary of Virtus.

Independent Auditors

Fees

The aggregate fees paid to PwC in connection with the Fund’s annual audit for fiscal years 2019 and 2018 were as follows:

	Fiscal year ended November 30, 2019	Fiscal year ended November 30, 2018
Audit Fees	$37,380	$ 34,760
Audit-Related Fees*	$ 2,333	$ 3,781
Tax Fees**	$ 0	$ 99,339
All Other Fees	$ 0	$ 0

*  “Audit-Related Fees” are those related to performance of the audit and review of the Fund’s financial statements not disclosed under “Audit Fees.”

**  “Tax Fees” are primarily associated with the Fund’s compliance with being a C Corporation.

All of the services described in the table above were approved by the Fund’s Audit Committee pursuant to its policies and procedures.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees that were approved by the Audit Committee pursuant to the de minimis exception for the Fund’s last two fiscal years on behalf of (i) the Fund’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Principal Shareholders

As of April 1, 2020, to the best of the Fund’s knowledge, no person beneficially owns more than five percent of the outstanding shares of the Fund’s Common Shares other than as listed in the below table. This information is primarily based on publicly available Schedule 13D and 13G disclosures filed with the SEC.

[INSERT TABLE OF PRINCIPAL SHAREHOLDERS]

Important Notice Regarding Internet Availability of Proxy Materials for Annual Meeting

This Proxy Statement, the Fund’s most recent Annual Report, the form of proxy and the Notice of Annual Meeting (the “Proxy Materials”) are available to you on the Internet at [https://www.proxy-direct.com/vir-30569]. These Proxy Materials will be available on the internet through the day of the Annual Meeting and any adjournments thereof.

No Dissenters’ Rights

Shareholders have no rights under applicable law or the Fund’s Charter and Bylaws to exercise dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Meeting.

Deadline for Shareholder Proposals

In accordance with Rule 14a-8 under the 1934 Act, shareholder proposals intended to be presented at the annual meeting of shareholders to be held in 2021 must be received by the Fund no later than 5:00 p.m., Eastern Time, on December 16, 2020, in order to be considered for inclusion in the Fund’s Proxy Statement and form of Proxy relating to that meeting; provided, however, that in the event that the Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must have been so delivered not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In addition, the Fund’s Bylaws provide that if a shareholder of record entitled to vote desires to bring proposals (including Director nominations) before the annual meeting of shareholders to be held in 2021, written notice of such proposals as prescribed in the Bylaws must be received by the Fund’s Secretary in care of the Fund, at 101 Munson Street, Greenfield, MA 01301-9668, no later than 5:00 p.m. Eastern Time on December 16, 2020.

For additional requirements, shareholders may refer to the Bylaws, a current copy of which may be obtained without charge upon request from the Fund’s Secretary. If the Fund does not receive timely notice pursuant to the Bylaws, the proposal will be excluded from consideration at the meeting.

Other Matters

The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Very truly yours,

JENNIFER S. FROMM

Secretary

Duff & Phelps Select MLP and Midstream Energy Fund Inc.

April 15, 2020

EXHIBIT A

FORM OF

PLAN OF LIQUIDATION

The following Plan of Liquidation (the “Plan”) of Duff & Phelps Select MLP and Midstream Energy Inc. (the “Fund”), a corporation organized and existing under the laws of the State of Maryland, which operates as a closed-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with the provisions of the Fund’s Articles of Incorporation (the “Articles of Incorporation”) and under Maryland law.

WHEREAS, the Fund’s Board of Directors (the “Board”) has deemed it advisable and in the best interests of the Fund and its stockholders for the Fund to liquidate and dissolve, and the Board, on March 26, 2020, considered the matter and directed that such liquidation and dissolution pursuant to this Plan be submitted to stockholders of the Fund for approval.

NOW, THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:

1.  Effective Date of Plan. The Plan shall be and become effective only upon (a) the adoption and approval of the Plan by the affirmative vote of a majority of the outstanding voting securities of the Fund, and (b) the satisfactory resolution in the sole discretion of the Board of Directors of any and all claims pending against the Fund and its Board of Directors. The date of such adoption and approval of the Plan by Stockholders and resolution of all pending claims is hereinafter called the “Effective Date.”

2.  Cessation of Business. After the Effective Date, the Fund shall not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing its assets to its stockholders in accordance with the provisions of this Plan after the payment to (or reservation of assets for payment to) all creditors of the Fund; provided that the Fund shall, prior to the making of the final liquidating distribution, continue to, as determined to be appropriate by the Board, make payment of dividends and other distributions to stockholders, as applicable.

3.  Restriction of Transfer of Shares. The proportionate interests of stockholders in the assets of the Fund shall be fixed on the basis of their respective holdings at the close of business on the Effective Date, or on such later date as may be determined by the Board of Directors (the “Valuation Date”). On the Valuation Date, the books of the Fund shall be closed and, unless the books of the Fund are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the stockholders’ respective interests in the Fund’s assets shall not be transferable by the negotiation of share certificates and the Fund’s shares will cease to be traded on the New York Stock Exchange (the “NYSE”).

4.  Liquidation of Assets. After the Effective Date, the Fund shall cause the liquidation of its assets to cash form as practicable consistent with the terms of the Plan.

5.  Payment of Debts. As soon as practicable after the Effective Date, the Fund shall determine and pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided in Section 6 below.

6.  Liquidating Distributions. In accordance with Section 331 of the Internal Revenue Code of 1986, as amended, the Fund’s assets are expected to be distributed by one or more cash payments in complete cancellation of all the outstanding shares of capital stock of the Fund. As soon as practicable after the Effective Date, the Fund will mail or wire, as applicable, the following to each stockholder of record: (i) one or more liquidating distributions equal to the stockholder’s proportionate interest in the remaining assets of the Fund (after the payments and creation of the reserves contemplated by Section 5 above) as of the Valuation Date, and (ii) information concerning the sources of the liquidating distribution. Upon the mailing or transfer of the final liquidating distribution, all outstanding shares of the Fund will be deemed canceled. Stockholders in possession of certificated shares of the Fund will not be required to surrender their certificates to complete the liquidating distribution.

7.  Expenses of Liquidation and Dissolution. Except as may be otherwise agreed to between the Fund and its investment adviser, Virtus Alternative Investment Advisers, Inc., all expenses incurred by or allocable to the Fund in carrying out this Plan shall be borne by the Fund.

8.  Power of the Board of Directors. The Board and, subject to the general direction of the Board, the officers of the Fund, shall have authority to do or authorize any and all acts and things as provided for in this Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of this Plan, including without limitation, the execution and ﬁling of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement this Plan or which may be required by the provisions of the Investment Company Act, the Securities Act of 1933, as amended, and applicable Maryland law.

The death, resignation or other disability of any director or any officer of the Fund shall not impair the authority of the surviving or remaining trustees or officers to exercise any of the powers provided for in this Plan.

9.  Amendment or Abandonment of the Plan. The Board shall have the authority to authorize such variations from or amendments to the provisions of this Plan (other than the terms of the liquidating distribution) at any time without stockholder approval as may be necessary or appropriate to effect the complete liquidation, dissolution and termination of existence of the Fund, and the distribution of assets of the Fund to its stockholders, in accordance with the purposes intended to be accomplished by this Plan. In addition, the Board may abandon this Plan prior to the filing of the Articles of Dissolution if it determines that abandonment would be advisable and in the best interests of the Fund and its stockholders.

10.  De-Registration Under the Investment Company Act. As soon as practicable after the liquidation and distribution of the Fund’s assets, the Fund shall prepare and file a Form N-8F with the Securities and Exchange Commission and take such other actions as may be necessary in order to de-register the Fund under the Investment Company Act. The Fund shall also file, if required, a final Form N-CEN with the Securities and Exchange Commission.

11.  Dissolution under Maryland Law. As soon as practicable after the Effective Date, the Fund shall be dissolved in accordance with the laws of the State of Maryland and the Articles of Incorporation, including filing Articles of Dissolution with and for acceptance by the State Department of Assessments and Taxation of Maryland.

12.  Appraisal Rights. Under Maryland law, stockholders will not be entitled to appraisal rights in connection with the liquidation and dissolution of the Fund pursuant to this Plan.

13.  Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Maryland.

14. Further Actions. The Fund’s officers shall be authorized to make such filings and provide such notices with the U.S. Internal Revenue Service, the State of Maryland, the New York Stock Exchange, and any other governmental, regulatory or other entity as such officers deem necessary or appropriate to effectuate the intents and purposes of this Plan.

Duff & Phelps Select MLP and Midstream Energy Fund Inc.

By: _____________________________

Name: W. Patrick Bradley

Title: Executive Vice President, Chief Financial Officer & Treasurer

EXHIBIT B

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

VIRTUS TOTAL RETURN FUND INC.

AUDIT COMMITTEE CHARTER

Organization

The Audit Committee (the “Committee”) of Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Dividend & Income Fund Inc., Virtus Global Multi-Sector Income Fund, and Virtus Total Return Fund Inc. (the “Funds”) shall consist of at least three (3) members at the time of listing on the New York Stock Exchange, all of whom are members of the Funds’ Board of Trustees (the “Board”) and who are “disinterested” Trustees‡ as that term is defined in the Investment Company Act of 1940, as amended or “independent” as defined in the Sarbanes-Oxley Act of 2002, whichever is more restrictive. Each member of the Committee shall be financially literate as that term is interpreted by the Board in their business judgment, and at least one member shall be an “audit committee financial expert” as that term is defined in Item 3 of Form N-CSR. The Board shall appoint Committee members, and shall designate the Committee Chair. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies in it, subject to such new member(s) satisfying the independence, experience and financial expertise requirements referred to above. Management of the Funds shall provide or arrange to provide such information, data and services as the Committee may request.

Role and Responsibilities

The function of the Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Funds' independent registered public accounting firm (the "Auditors") to plan and carry out a proper audit. Specifically, Funds’ management is responsible for: (1) the preparation, presentation and integrity of the Funds’ financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Funds’ service providers, including the Auditors.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Funds’ financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Funds’ management for preparing, or the Auditors for auditing, the financial statements. Members of the Committee are not full-time employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to assure compliance with laws and regulations or to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Funds whom the Trustee reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Trustee reasonably believes are within the person’s professional or experts competence; or (3) a Board committee of which the Trustee is not a member.

‡ The term “Trustee” includes a Director of an investment company organized as a corporation.

Purposes

The purposes of the Committee are:

(a)	to oversee the Funds’ accounting and financial reporting processes, and to receive reports regarding their internal control over financial reporting;

(b)	to oversee the quality and integrity of the Funds’ financial statements and the independent audit thereof;

(c)	to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, and independent audits;

(d)	to approve prior to appointment the engagement of the Funds’ Auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ Auditors;

(e)	to prepare an audit committee report as required by Item 306 of Regulation S-K to be included in the proxy statements relating to the election of directors; and

(f)	to act as a liaison between the Funds’ Auditors and the full Board.

The Auditors for the Funds shall report directly to the Committee.

Duties and Powers

The Committee shall have the following duties and powers:

(a)	to appoint, select, retain or terminate the independent accountants. Committee members shall evaluate the independent accountants’ performance, compensation and costs, organizational capability and independence from management. The Audit Committee will obtain receipt from the independent accountants on a periodic basis, but no less frequently than annually in connection with the engagement of the Auditors to audit the Funds' financial statements, of a formal written statement delineating relationships between the independent accountants (and their related entities) and the Funds (and their related entities), consistent with Rule 3526 of the Public Company Accounting Oversight Board.

(b)	to recommend the selection of the independent accountants to the full Board;

(c)	to approve prior to appointment the engagement of the Auditors to provide other audit services to the Funds or to provide non-audit services to the Funds, the Funds’ advisers or any entity controlling, controlled by, or under common control with the Funds’ advisers (“adviser affiliate”) that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds;

(d)	to develop, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the engagement of the Funds’ Auditors to provide any of the services described in (b) above;

(e)	to consider the controls applied by the Auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion;

(f)	to consider whether the non-audit services provided by the Funds’ Auditors to the Funds’ advisers or any adviser affiliates that provide ongoing services to the Funds, which services were not pre-approved by the Committee, are compatible with maintaining the Auditors’ independence; however, the Auditor should have all audit and non-audit services pre-approved by the Committee, before performing such service;

(g)	to review the arrangements for and scope of the annual audit and any special audits;

(h)	to review and approve the fees proposed to be charged to the Funds for each audit and non-audit service;

(i)	to consider information and comments from the Auditors with respect to the Funds’ accounting and financial reporting policies, procedures and internal control over financial reporting (including the Funds’ critical accounting policies and practices such as valuation of securities, risk management and regulatory including tax compliance), to consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, to promote improvements in the quality of the Funds’ accounting and financial reporting;

(j)	to review the annual audited and the semi-annual financial statements, with Fund Management and the Auditors, including major issues regarding the accounting and auditing principles and practices and including any related disclosures, and, if a fund chooses to include Management’s Discussion of Fund Performance in its Form N-CSR, to meet to review and discuss it;

(k)	to receive at least annually a report from the Auditors within 90 days prior to the filing of the Auditors’ report (or receive an updated report within such 90-day period, if the Auditors’ annual report is presented to the Committee more than 90 days prior to the filing of the Auditors’ report) which includes the following: (i) all critical accounting policies and practices used by the Funds (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the Auditors, (iii) other material written communications between the Auditors and the management of the Funds since the last annual report or update, and (iv) a description of all non-audit services provided, including fees associated with the services, to the Funds’ complex since the last annual report or update that were not subject to the pre-approval requirements as discussed above;

(l)	to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the Funds’ Auditors and to review any other matters, including legal or regulatory matters, the Funds’ compliance policies and any material reports or inquiries received from regulators or government agencies, that may have a material effect on the Funds’ financial statements;

(m)	to resolve any serious difficulties or disputes with management encountered during the course of the audit;

(n)	to obtain and review a report from the independent accountants at least annually regarding (i) the independent accountants' internal quality-control procedures, (ii) any material issues raised by the most recent quality-control review, or peer review, of the firm, (iii) information relating to criminal, civil, or administrative actions or disciplinary proceedings pending against the firm or any associated person of the firm in connection with any audit report, as provided under section 102 of the Sarbanes-Oxley Act of 2002, (iv) any steps taken to deal with any such issues disclosed by (ii) and (iii) above, (v) all relationships between the independent accountants and the Funds or their affiliates, and (vi) any reports of the independent accountants mandated by Section 10A of the Securities Exchange Act of 1934, as amended, including any information with respect to illegal acts in accordance with Section 10A;

(o)	to obtain and review from the independent accountants, at least annually, the inspection report of the independent accountants issued by the Public Company Accounting Oversight Board (“PCAOB”);

(p)	to establish “whistleblower” procedures for (i) the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Funds or any of their advisers of concerns regarding questionable accounting or auditing matters. Such complaints and concerns shall be reported quarterly to the Committee, and the Funds and their advisers and contract providers shall notify all of their affected employees about the right to provide confidential and/or anonymous complaints or comments regarding questionable accounting matters;

(q)	to review disclosures made by the Funds’ Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002 and the regulations and rules promulgated thereunder;

(r)	to receive and review reports from the Funds’ Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, regarding (i) any significant deficiencies and material weaknesses in the design or operation of Fund internal control over financial reporting which are reasonably likely to adversely affect the Funds’ ability to record, process, summarize and report financial information, (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Funds’ internal controls over financial reporting, and (iii) whether or not there were changes in the Funds’ internal control over financial reporting that have materially affected, or are reasonably likely to materially affect, the Funds’ internal control over financial reporting;

(s)	to discuss the funds’ press releases regarding earnings, and any financial information or earnings guidance provided to analysts or rating agencies.

(t)	to review, in consultation as appropriate with management and the independent accountants:

(i)	The adequacy of the internal controls and disclosure controls and procedures, including computerized information system controls over the daily net asset valuation process (including valuation of securities and fair valuation processes),

(ii)	The adequacy of internal controls at servicing agents employed on behalf of the Funds, including significant comments contained in servicing agents auditors’ reports on these controls,

(iii)	Findings and recommendations of the independent accountants on internal controls maintained by both the Funds and their servicing agents, together with responses of management, including the status of previous recommendations;

(u)	to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Funds’ accounting or financial reporting;

(v)	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

(w)	to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for ordinary administrative expenses, payment of compensation to the Auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate independent counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Committee members, at the expense of the Funds, as appropriate.

The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Committee at its next regularly scheduled meeting.

Operations

(a)	The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof.

(b)	The Committee shall ordinarily meet in person; however, members may attend telephonically, and entire meetings may be held by telephone conference, and the Committee may act by written consent, to the extent permitted by law and by the Funds’ bylaws.

(c)	The Committee shall have the authority to meet privately and to admit non-members individually by invitation.

(d)	The Committee shall meet at least annually, in separate executive sessions, with representatives of Fund management and the Funds’ Auditors. The Committee may also meet with internal legal counsel, any officer or employee of the Funds, and compliance personnel of the Funds’ investment advisers and with entities that provide significant accounting or administrative services to the Funds to discuss matters relating to the Funds’ accounting and compliance as well as other Fund-related matters.

(e)	The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority and provide copies thereof to the Board within a reasonable period of time following each meeting.

(f)	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(g)	The Board shall adopt and approve this Charter and may amend it by motion. The Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

(h)	The Audit Committee shall perform a review and evaluation, at least annually, of the performance of the Audit Committee and its members, including a review of the compliance of the Audit Committee with this Charter.

(i)	No Member of the Audit Committee may accept any consulting, advisory or other compensation from the Funds except compensation for service as a member of the Board or a committee of the Board, or be an affiliate of the Funds, their advisers or any of their subsidiaries or affiliates.

(j)	If an Audit Committee member serves on the audit committee of more than three public companies, the member shall continue to serve on the Audit Committee only if the Board determines that such simultaneous service would not impair the ability of the member to effectively serve on the Audit Committee. (Service on multiple audit committees in the same fund complex will be counted as one audit committee.)

(k)	The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee as it deems necessary to carry out its duties.

Adopted: 9/20/2016

Last Amended: 9/24/2019